UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Soliciting Material under § 240.14a-12
Duolingo, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DUOLINGO, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735V16083-P86437You invested in DUOLINGO, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.Smartphone usersPoint your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting*June 15, 202311:30 am, Eastern Time www.virtualshareholdermeeting.com/DUOL2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends 1.Election of Class II Directors Nominees:01) Amy Bohutinsky02) Gillian Munson03)Jim SheltonFor2. To ratify the appointment of Deloitte & Touche LLP as our independent public accounting firm for 2023. For3. To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers. 1 YearNOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16084-P86437